SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 23, 1998

Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of October 1, 1998 providing for, inter alia, the issuance of Mortgage Pass- Through Certificates, Series 1998-S25)

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                 -----------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     333-57481                75-2006294
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  (STATE OR OTHER JURISDICTION     (COMMISSION            (I.R.S. EMPLOYER
    OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)

          8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MN 55437
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (612) 832-7000

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                         Exhibit Index Located on Page 5


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         Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                    EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

          8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

         23.2    Consent of Stroock & Stroock & Lavan (included in Exhibit 5.1).

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.


                                     By:  /S/ RANDY VAN ZEE
                                          -----------------
                                     Name:   Randy Van Zee
                                     Title:  Vice President

Dated:  October 23, 1998

                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE

5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

23.2   Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).